                                                                    Exhibit 21.1
                      SMURFIT-STONE CONTAINER CORPORATION
                          SUBSIDIARIES OF THE COMPANY

                                                                      Organized Under              Percentage
Consolidated Subsidiaries                                             the Laws of                  Ownership
-----------------------------------------------------------------     -----------------------    ---------------
2849-8954 Quebec, Inc.                                                Canada                               100%
A.H. Julius Rohde GmbH                                                Germany                              100%
Atlanta & Saint Andrews Bay Railroad Co.                              Florida                              100%
Cameo Container Corporation                                           Illinois                             100%
CCA de Baja California S.A. de C.V.                                   Mexico                               100%
Dalton Paper Products, Inc.                                           Georgia                               50%
Dongguan Stone Millenium Paper & Packaging Industries, Ltd.           China                                 50%
DST Design Service Team, GmbH                                         Germany                              100%
Eastern Container Corporation                                         Massachusetts                        100%
Eurosave Institut fur Verpackungslogistik GmbH                        Germany                              100%
Eurotrend Gesellschaft GmbH                                           Germany                              100%
Fiber Innovations LLC                                                 Delaware                              51%
Grafx Packaging Corp.                                                 Delaware                              85%
Grundstrucks-Verwaltungsgesellschaft Altona mbh                       Germany                               95%
IDENTITY Agent Fur Markendesign GmbH                                  Germany                              100%
IFP Institut Fur Packungssdesign GmbH                                 Germany                              100%
Industrial Cordobesa, S.A                                             Spain                                100%
Innovative Packaging Corp.                                            Delaware                              85%
Inversiones Stone de Argentina (BVI) Ltd                              British Virgin Islands               100%
Inversiones Stone de Chile (BVI) Ltd                                  British Virgin Islands               100%
Jefferson Smurfit Corporation (U.S.)                                  Delaware                             100%
Jefferson Smurfit Finance Corporation                                 Delaware                             100%
JSC Active Medical Management, Inc.                                   Delaware                             100%
JSC Brewton, Inc.                                                     Delaware                             100%
JSC International Sales, Inc.                                         Barbados                             100%
JSC Retiree Medical Management, Inc.                                  Delaware                             100%
JSCE, Inc.                                                            Delaware                             100%
Leasing-Kontor fur Investitionsguter GmbH                             Germany                              100%
Lot 24D Redevelopment Corporation                                     Missouri                             100%
MG Benelux                                                            Belgium                              100%
NextPak.com                                                           Delaware                             100%
Oncorr Innovations, Inc.                                              Canada                                65%
Packaging Unlimited, Inc.                                             Delaware                             100%
PT Stone Millenium Container Indonesia                                Indonesia                            100%
Quingdao Stone Millenium Paper & Packaging Industries, Ltd.           China                                 50%
SCC Active Medical Management, Inc                                    Delaware                             100%
SCC Hodge, Inc                                                        Delaware                             100%
SCC Retiree Medical Management, Inc                                   Delaware                             100%
SLP Finance General Partnership                                       Canada                               100%
SLP Finance I, Inc.                                                   Delaware                             100%
SLP Finance II, Inc.                                                  Delaware                             100%
Smurfit Belgium S.A.                                                  Belgium                              100%
Smurfit General Emballage S.A.                                        Belgium                              100%
Smurfit Newsprint Corporation                                         Delaware                             100%
Smurfit-Stone Container Canada Inc.                                   Canada                               100%
Societe Europeenne de Carton S.A.R.L                                  France                                95%
Southwest Forest Insurance Company, Ltd.                              Bermuda                              100%
Speditions-Gesellschaft Visurgis mbh                                  Germany                              100%
SSJ Corporation                                                       Delaware                             100%
St. Laurent Display and Packaging Corp.                               Canada                               100%
St. Laurent Fiber Resources Corp.                                     Delaware                             100%
St. Laurent Forest Products Corp.                                     Delaware                             100%
St. Laurent Packaging Corp.                                           Delaware                             100%

                                                                    Exhibit 21.1
                      SMURFIT-STONE CONTAINER CORPORATION
                          SUBSIDIARIES OF THE COMPANY

                                                                      Organized Under              Percentage
Consolidated Subsidiaries                                             the Laws of                  Ownership
-----------------------------------------------------------------     -----------------------    ---------------
St. Laurent Packaging Technologies, Inc.                              Delaware                             100%
St. Laurent Paper Products Corp.                                      Delaware                             100%
St. Laurent Paperboard (U.S.) Inc                                     Delaware                             100%
St. Laurent Paperboard Corp.                                          Delaware                             100%
Stone Cartomills France, S.A.R.L                                      France                               100%
Stone Cartomills Luxembourg                                           Luxembourg                           100%
Stone Cartomills, S.A                                                 Belgium                              100%
Stone Connecticut Paperboard Properties, Inc.                         Delaware                             100%
Stone Container Corporation                                           Delaware                             100%
Stone Container de Mexico S.A. de C.V                                 Mexico                               100%
Stone Container Finance Company of Canada                             Canada                               100%
Stone Container GmbH                                                  Germany                              100%
Stone Espana S.A                                                      Spain                                100%
Stone Europa Carton AG                                                Germany                              100%
Stone Europa Carton Sp. z.o.o.                                        Poland                               100%
Stone Global, Inc.                                                    Delaware                             100%
Stone International Services Corporation                              Delaware                             100%
Stone Millennium (China) Holdings, Ltd.                               British Virgin Islands                50%
Stone Receivables Corporation                                         Delaware                             100%
Stone Trobox Kartonnages B.V                                          Netherlands                          100%
Stone Trobox Verpakkingen B.V                                         Netherlands                          100%
Stone Truepenny H.K. Limited                                          Hong Kong                            100%
Stone Truepenny International, Inc.                                   British Virgin Islands               100%
Thunder Bay Packaging, Inc.                                           Canada                               100%
Timber Capital Holdings LLC                                           Delaware                             100%
Timber Note Holdings LLC                                              Delaware                             100%
Usine Fracobec, Inc.                                                  Canada                               100%
Wellpappenwerk Waren GmbH                                             Germany                              100%
WWG Weser-Werstoff-Gesellschaft mbH                                   Germany                               51%

                                                                    Exhibit 21.1
                      SMURFIT-STONE CONTAINER CORPORATION
                          SUBSIDIARIES OF THE COMPANY

                                                                      Organized Under              Percentage
Non-consolidated Subsidiaries                                         the Laws of                  Ownership
-----------------------------------------------------------------     -----------------------    ---------------
Aspamill Inc.                                                         Canada                                45%
Associated Paper Mills (Ontario) Limited                              Canada                                45%
B.C. Shipper Supplies Ltd.                                            Canada                                50%
Cascapedia Booming Co. Ltd.                                           Canada                                50%
Celgar Investments, Inc.                                              Canada                                49%
CIMIC Holdings Limited                                                Cayman Islands                     42.50%
CIMIC Packaging Paper Co. Ltd.                                        British Virgin Islands             42.50%
Complete Package Limited                                              United Kingdom                        50%
Dyne-A-Pak                                                            Canada                                45%
GfA-Gesellschaft fur Altpapier und Rohstoffe                          Germany                            33.30%
Groupement Forestier de Champlain Inc.                                Canada                                10%
Groveton Paper Board, Inc.                                            New Hampshire                      62.94%
ICO, Inc.                                                             Canada                                42%
Indupa Vertriebgesellschaft mbh & Co. KG                              Germany                               50%
Maritime Containers Ltd                                               Canada                                35%
Maritime Paper Products Limited                                       Canada                                35%
MBI Limited                                                           Canada                                50%
ORPACK-Stone Corporation                                              Delaware                              49%
Paroco Rohstoffvetwertung GmbH                                        Germany                               49%
Regent Packaging Limited                                              United Kingdom                        50%
Rohstoffhandel Kiel GmbH                                              Germany                            37.50%
Rollcraft Inc.                                                        Canada                                45%
Rosenbloom Group Inc.                                                 Canada                                45%
Serpac Containers Limited                                             Canada                             24.75%
Shanghai Smurfit/CIMIC Packaging Co., Ltd.                            China                              42.50%
Shanghai Stone Millennium Paper & Packaging Industries Ltd.           China                                 50%
Shiffenhaus Canada Inc.                                               Canada                              8.33%
Smurfit-MBI                                                           Canada                                50%
Specialty Containers                                                  Canada                                20%
Stone Container (Hong Kong) Limited                                   British Virgin Islands                50%
Stone Container Japan Company, Ltd.                                   Japan                                 50%
Stone Corrupac S.A                                                    Chile                                 50%
Stone MGC S.A                                                         France                                50%
Stone Venepal (Celgar) Pulp, Inc.                                     Canada                                67%
Stone-Billerud, SA                                                    Switzerland                           50%
The Hinton Case Company Limited                                       United Kingdom                        50%
Tradepak Internacional S.A. de C.V.                                   Mexico                              24.5%
Tradepak International, Inc.                                          Delaware                            35.9%
Trans-Seal Corporation                                                Japan                                 50%
Valores Universales S.A. de CV                                        Mexico                                49%
Venepal S.A.C.A.                                                      Venezuela                             16%
Venepal-Stone Forestal S.A.                                           Venezuela                             49%
Vertriebsgesellschaft Rohstoffhandel Kiel GmbH                        Germany                               50%
Wakecon Associates (Partnership)                                      Massachusetts                         50%
WCO Enterprises (Partnership)                                         Florida                               50%
Weedon Holdings Ltd                                                   United Kingdom                        50%
Zhejiang CIMIC Nanyang Paper Products Co., Ltd.                       China                              19.55%